FORWARD FUNDS

101 California Street, 16th Floor

San Francisco, California 94111

August 22, 2017

VIA EDGAR

U.S. Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, D.C. 20549-1520

RE:	Forward Funds (“Registrant”)
File Nos.: 033-48940 and 811-06722
Salient Tactical Muni & Credit Fund

Dear Sir or Madam:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the 497(e) supplement filed and dated August 2, 2017 to the Prospectuses dated May 1, 2017, for Investor Class, Institutional Class, Class A, Class C, and Class I2 shares of the Salient Tactical Muni & Credit Fund (Accession Number: 0001193125-17-245402) (the “Fund”). The purpose of this filing is to submit the Fund’s August 2, 2017 497(e) filing in XBRL.

If you have any questions regarding this filing, please contact me at the Registrant’s service provider, ALPS Fund Services, Inc., via telephone at (720) 917-0566 or via email at vilma.valdez@alpsinc.com.

Sincerely,

/s/ Vilma V. DeVooght
Vilma V. DeVooght, Esq.

Enclosures

cc:	Jonathan W. DePriest, Esq., Salient Partners, L.P.
Paul Bachtold, Chief Compliance Officer, Forward Funds and Salient MF Trust
Barbara H. Tolle, Treasurer, Forward Funds and Salient MF Trust
George J. Zornada, K&L Gates LLP
Richard F. Kerr, Esq., K&L Gates LLP